Columbus McKinnon to Acquire montratec® GmbH Executive Vice President – Finance & Chief Financial Officer Gregory P. Rustowicz President and Chief Executive Officer David J. Wilson April 26, 2023

© 2022 COLUMBUS MCKINNON CORPORATION This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements concerning the timing for the acquisition to be accretive to the Company’s financial results; the strategic benefits to the Company of the proposed acquisition of montratec, expected synergies and sales opportunities from the acquisition; anticipated future operating performance and results of the Company, including its ability to de-lever to its targeted leverage ratio; the timing for the completion of the acquisition of montratec; the Company’s proposed method for financing the transaction; montratec’s expected financial results for 2023; the Company’s expected net leverage ratio at March 31, 2023 and upon closing of the acquisition of montratec; and statements concerning preliminary unaudited estimates of revenue, operating income and Adjusted EBITDA for the Company. These statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including the risk that the acquisition may not close in the anticipated timeframe or at all due to one or more of the other closing conditions to the transaction not being satisfied or waived; the risk that there may be unexpected costs, charges or expenses resulting from the proposed acquisition; risks related to the integration of montratec into the Company and ability to achieve strategic benefits and synergies, risks regarding the ability of the Company and montratec to achieve revenue expectations, risks related to the ability of the Company to execute its financing plans in connection with the montratec acquisition, the impact of supply chain challenges and inflation, the ability of the Company to scale the organization, achieve its financial targets including revenue and adjusted EBITDA margin, and to execute CMBS and the Core Growth Framework; global economic and business conditions affecting the industries served by the Company and its subsidiaries including COVID-19; the Company's customers and suppliers, competitor responses to the Company's products and services, the overall market acceptance of such products and services, the ability to expand into new markets and geographic regions, and other factors disclosed in the Company's periodic reports filed with the Securities and Exchange Commission. Consequently, such forward-looking statements should be regarded as current plans, estimates and beliefs. Except as required by applicable law, the Company assumes no obligation to update the forward-looking information contained in this presentation. Non-GAAP Financial Measures This presentation will discuss some non-GAAP (“adjusted”) financial measures which we believe are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. The non-GAAP (“adjusted”) measures are noted and reconciliations of comparable GAAP with non-GAAP measures can be found in tables included in the Supplemental Information portion of this presentation. montratec Forward Looking Non-GAAP Financial Measures This presentation includes a purchase price multiple calculated based upon montratec’s projected adjusted EBITDA for 2023, which is a non-GAAP financial measure used to describe montratec’s operating performance. The Company has not presented a GAAP reconciliation for this non-GAAP financial measures because such information is not available, and management cannot reliably predict the necessary components of such GAAP measures without unreasonable effort or expense. In addition, the Company believes that such a reconciliation would imply a degree of precision that would be confusing or misleading to investors. The unavailable information could have a significant impact on the calculation of the comparable GAAP financial measure. Safe Harbor Statement 2

© 2022 COLUMBUS MCKINNON CORPORATION 3 Unlocking CMCO’s Potential Business System and Core Growth Framework to Transform CMCO Transforming Columbus McKinnon into a Global, Top-Tier, Intelligent Motion Enterprise GROWTH FRAMEWORKCMBS TRANSFORMATION

© 2022 COLUMBUS MCKINNON CORPORATION Ideal Bolt-on to Precision Conveyance Platform: Growth, Technology, Market Diversity and Geographic Reach Investment Highlights and Strategic Rationale 4 Creates significant growth synergy opportunities with addition of asynchronous intelligent automation and transport systems to precision conveyance platform1 Advances strategic transformation with higher growth, higher margin profile2 Provides scale in Europe for precision conveyance platform while leveraging position of strength in North America for complementary technology4 Adds talented, motivated, and innovative team with strong technical expertise5 Highly flexible, patented technology solutions provide process automation for attractive secular growth markets3 Acquisition of montratec GmbH

© 2022 COLUMBUS MCKINNON CORPORATION 5 montratec Summary Differentiated Technology in Secular Growth Markets; Expands Conveyance Platform in Europe Revenue Profile ✓ Develops and manufactures logistics solutions connecting robots and workspaces ✓ Located near Stuttgart, Germany with 30% growth rates and mid 20% EBITDA margins ✓ Attractive markets – EV market expansion, growth in Electronics, Semiconductors and Life Sciences -- 2500 installations worldwide ✓ Differentiated solutions – asynchronous movement, cleanroom certification, speed, space saving, Industry 4.0 controls, low energy consumption, easier change outs and faster set-up ✓ Technology driven organization – advanced software capabilities, robust NPD pipeline, talented engineering team, patented technologies ✓ Record orders – strong backlog to support 2023 revenue 60%20% 20% Europe U.S. APAC 80% 20% Direct Systems Integrators 35% 28% 22% 11% 4% Auto/EV Semi/Elec Life Sci Other Aero

© 2022 COLUMBUS MCKINNON CORPORATION 6 Leading Technology in Asynchronous Conveyance Expands Market Access and Increases Value Proposition

© 2022 COLUMBUS MCKINNON CORPORATION 7Semiconductor, Life Sciences and Electronics have Energized Recent Growth montratec Serves Attractive Markets • EV batteries • Motors • Seats • Accessories • Medical devices • Medical supplies • Pharmaceuticals • Packaging materials • Injection molding • Printed circuit boards • Displays • Semiconductors Life Sciences /MedTech Consumer Packaging/ Plastics Electronics/ Semiconductors Automotive/ EV Recently expanded cleanroom certifications and increased shuttle capacity enable access to larger market opportunities

© 2022 COLUMBUS MCKINNON CORPORATION 8 Precision Conveyance Landscape Dorner Dorner Dorner montratec N/A Features Low cost, compact light load, accurate belting Fixtured, high speed, high precision, light load, small part Palletized, low speed, heavy load, low back pressure, high precision Async, high speed, high precision, TCO*, flexibility, med load Async, very high speed, extreme precision, light load Applications Transport, semi-precision positioning Indexing, positioning, robotics tending Palletized assembly, accumulation Assembly automation, cleanroom, dry room Assembly, filling, cleanroom, small part End Markets Packaging, Industrial Automation, F&B, Life Science, E-Comm Industrial Automation, Automotive Industrial Automation, Automotive/EV, Life Science Industry 4.0, Automotive/EV, Life Science, Electronics Life Science, Electronics, Packaging Precision Belted Timing Belt Pallet System Asynchronous Monorail Asynchronous Linear Motor *TCO: total cost of ownership

Global Market for Assembly Conveyance

montratec Current Market Access

OHT* Semiconductor

TAM: ~$3.5B

Speed: 3-5 meter / sec

Cleanroom: ISO2 – ISO3

Load: 8-20Kg

Market requires new technology and channel



Linear Motor Technology

TAM: ~$350M

Speed: 4.0+ meter / sec

Cleanroom: Multiple

Load: < 40Kg

montratec access limited by speed of performance



Cleanroom Semiconductor

TAM: ~$400M

Speed: ~1.0 meter / sec

Cleanroom: ISO2 – ISO5

Load: 8 - 20kg

montratec partially plays in this market (~1/3 of the market)



Traditional Pallet Conveyance

TAM: ~$400M

Speed: < 1.5 meter / sec

Cleanroom: ISO5 – ISO6

Load: up to 400kg

montratec serves the high end of this market





$4,650
$1,150
$800
**$300M
$400

montratec ~$300M SAM fits between traditional & cleanroom semiconductor space

NPD achieves higher speeds and more stringent ISO certification allows +$400M in SAM montratec Expands CMCO SAM by ~$300M in Cleanroom Semiconductor with Potential to Reach ~$700M

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© 2022 COLUMBUS MCKINNON CORPORATION

*Overhead Hoist Transport

**Montratec current SAM

Transaction Overview

CMCO INTELLIGENT MOTION

Purchase Price	~$110 million (€101.25 million) plus ~$14 million (€12.65 million) earnout based on EBITDA performance
Transaction Costs	Approximately $3.5 million including integration costs but excludes financing fees
Growth Synergies	Expect to more than double the size of the business over three years
One-time Costs	Approximately $0.9 million over 2 years
EPS Accretion	Accretive approximately 12 months following close
Financing	• Expanding existing revolver by $75 million to $175 million • Securitizing $50 million in accounts receivable • Estimated $600 thousand in financing fees • Expect to upsize Term Loan B to pay down revolver; timing based on market conditions
Transaction Close	Expected to close by May 31, 2023

Attractive Transaction Aligned with Strategic Transformation

© 2023 COLUMBUS MCKINNON CORPORATION

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Capital Structure

($ in millions)

CAPITALIZATION			
	December 31, 2022	Preliminary March 31, 2023	Pro forma March 31, 2023
Cash and cash equivalents	$ 81.5	$ 133	$ 133
Total debt	481.5	472	584
Total net debt	400.0	338	451
Shareholders' equity	810.9	839	839
Total capitalization	$ 1,292.4	$ 1,310	$ 1,423
Debt/total capitalization	37.3%	36%	41%
Net debt/net total capitalization	33.0%	29%	35%

Note: preliminary and pro forma information are current estimates and subject to revision *based upon the completion of the Company's quarter*-end financial closing processes and its fiscal year-end audit. In addition, components may not add due to rounding.

Preliminary CMCO net debt leverage ratio[1] at 3/31/2023: ~2.2x

- Preliminary FY23 cash from operations: $83.6 million

Pro forma combined net debt leverage ratio[1] of ~2.7x at transaction closing

Reduced debt ~$40 million in FY23

- ~60% of Term Loan B debt is hedged

Financing structure increases flexibility

- Expanding $100 million revolver to $175 million
- Adding $50 million accounts receivable securitization program
- Will monitor Term Loan B marketplace and refinance when appropriate to return to "covenant lite" structure

Flexible Capital Structure and Solid Balance Sheet Supports Bolt-on Acquisition

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© 2023 COLUMBUS MCKINNON CORPORATION

[1] on a Financial Covenant Basis

© 2022 COLUMBUS MCKINNON CORPORATION 12 Advancing Along our Transformation Path Executing Strategic Plan to Transform the Portfolio to Higher Growth, Technology-Driven Platforms REVENUE GROWTH RATE EBITDA MARGIN FY21 Lifting Solutions Specialty Conveying Linear Motion Automation FY23 Pro forma FUTURE Lifting Solutions 59% Specialty Conveying 19% Linear Motion 9% Automation 13% Lifting Solutions Linear Motion & Automation

Supplemental Information April 26, 2023

© 2022 COLUMBUS MCKINNON CORPORATION 14 montratec Adjusted EBITDA Reconciliation December 31, 2022 Net income 2,721,604 € Add back (deduct): Income tax expense (benefit) 240,600 € Interest and debt expense 1,278,672 € Other (income) expense, net - 751 € Depreciation Goodwill 1,162,548 € Depreciation Intangible Assets 794,863 € Depreciation Tangible Assets 255,934 € Legal & Advisory Costs 13,000 € Other Adjustments (IT Cost) - € Non-GAAP adjusted EBITDA 6,466,470 € Sales 26,698,710 € Net income (loss) margin 10.2% Adjusted EBITDA margin - Non-GAAP 24.2% montratec’s adjusted EBITDA is defined as net income before interest expense, income taxes, depreciation, and other adjustments. Adjusted EBITDA is not a measure determined in accordance with generally accepted accounting principles and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing montratec’s non- GAAP information, such as adjusted EBITDA, is important for investors and other readers of this news release.

© 2022 COLUMBUS MCKINNON CORPORATION 15 Adjusted EBITDA Reconciliation For purposes of this presentation, the Company has defined Adjusted EBITDA as income from operations before depreciation, amortization, and other adjustments. Adjusted EBITDA is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as adjusted EBITDA, is important for investors and other readers of the Company’s financial statements. Three Months Ended March 31, 2023 (Preliminary Range) Low End High End Income from operations $ 26,968 $ 27,968 Add back (deduct): Depreciation and amortization expense 10,568 10,568 Acquisition deal and integration costs 173 173 Business realignment costs 848 848 Headquarters relocation costs 681 681 Non-GAAP adjusted EBITDA $ 39,238 $ 40,238 Sales $ 253,843 $ 253,843 Income from operations margin 10.6% 11.0% Adjusted EBITDA margin - Non-GAAP 15.5% 15.9%

Columbus McKinnon to Acquire montratec GmbH April 26, 2023